UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2023
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

        ☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02.         Unregistered Sales of Equity Securities.

On February 6, 2023, the Company awarded 97,900 shares of restricted common stock under the Natural Health Trends Corp. 2016 Equity Incentive Plan, subject to quarterly vesting for the three-year period following the date of award. The shares of restricted stock awarded to United States participants were exempt from registration as a limited offering pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the shares of restricted stock awarded to non-United States participants were exempt from registration as they were made outside the United States pursuant to Regulation S promulgated under the Securities Act.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2023, Chris T. Sharng, the Company’s President, was granted 124,850 Phantom Shares, and Timothy S. Davidson, the Company’s Chief Financial Officer, Senior Vice President and Corporate Secretary, was granted 41,788 Phantom Shares. Phantom Shares were also granted to some other Company employees and the Company’s non-employee directors. The Phantom Shares vest in eight equal increments, measured on the grant date and subsequent consecutive three-month vesting periods, subject to the satisfaction of both a time-based vesting condition and a performance vesting condition. These vesting conditions were deemed satisfied on the grant date for the initial vesting increment. In order for the time-based vesting condition to be satisfied for each vesting period, the grantee must remain continuously employed by the Company through the end of the vesting period, and in order for the performance vesting condition to be satisfied for each vesting period, the performance criteria designated by the Compensation Committee must be satisfied. If either vesting condition is not satisfied for a vesting date, then the Phantom Shares scheduled to vest on such date are forfeited. The Phantom Shares granted to the grantees identified above are subject to a maximum payment value of $12.00 per Phantom Share, and the grantees are not entitled to any dividend or dividend equivalent payments with respect to the Phantom Shares. As a condition to the grant of the Phantom Shares to each employee grantee, the grantee agreed not to sell or otherwise transfer any shares of the Company’s common stock held by him until all Phantom Shares granted to him are vested or forfeited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2023

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer